EXHIBIT 23.5


                          CONSENT OF SOUTHARD FINANCIAL


         We hereby consent to the inclusion in this Registration Statement on Form S-4 of our opinion dated March 22, 1999 and to all references to our firm in the Registration Statement.


                                         /s/ SOUTHARD FINANCIAL

Memphis, Tennessee
July 26, 1999